\                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 9, 2005


                       AMERICAN INTERNATIONAL GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)


       Delaware                      1-8787                   13-2592361
   (State or Other           (Commission File Number)       (IRS Employer
   Jurisdiction of                                          Identification No.)
   Incorporation)


                                 70 Pine Street
                            New York, New York 10270
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 770-7000

                   ------------------------------------------
         (Former name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02. Results of Operations and Financial Condition.

         On August 9, 2005, American International Group, Inc. (AIG) issued a press release announcing that it had filed its Quarterly Report on Form 10-Q for the period ending June 30, 2005 with the Securities and Exchange Commission
(SEC). In addition, AIG also announced in the press release that it had filed a Form 10-Q/A with respect to its Quarterly Report on Form 10-Q for the period ending June 30, 2004 with the SEC.

         A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.


Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

         (c) Exhibits.

         Exhibit 99.1 Press release of American International Group, Inc. dated August 9, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN INTERNATIONAL GROUP, INC.
                                                 (Registrant)

Date: August 9, 2005                    By /s/ KATHLEEN E. SHANNON
                                           ---------------------------
                                        Name:  Kathleen E. Shannon
                                        Title: Senior Vice President
                                               and Secretary

                                 EXHIBIT INDEX


Exhibit No.                        Description
-----------                        -----------

99.1                               Press Release of American International
                                   Group, Inc. dated August 9, 2005.